SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 11, 2004.
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                             WARRANTECH CORPORATION
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-13084                  13-3178732
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      identification No.)


2200 Highway 121, Suite 100, Bedford, Texas                        76021
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 (Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: 800-544-9510
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01.  Entry into a Material Definitive Agreement.

     The following documents pertain to the transactions previously reported by Registrant in which funds held by Reliance Warranty Company ("RWC") to cover claims under certain service contracts and warranties ("RWC Funds") were paid to Warrantech Corporation and/or its subsidiaries ("Warrantech") in repayment of advances made by Warrantech to cover claims under such service contracts and warranties. The various parties to the transactions discussed below have the following relationship to Warrantech: Butler Financial Solutions, LLC ("Butler") was the obligor under service contracts administered by Warrantech which were sold from in or about April 2000 through in or about October 2004. For a period of time, Reliance Insurance Company ("Reliance") insured claims under service contracts in which Butler, Warrantech and other third parties served as the obligor, until Reliance was placed in liquidation in November 2001.

1. Amendment and Supplement Number One to Certain Agreements between Warrantech, Butler and RWC executed November 11, 2004 and dated as of January 16, 2004.

     This Amendment (the "Warrantech/Butler Amendment") confirmed the terms of the transfer of the stock of RWC from Reliance to Butler (the "RWC Stock Purchase"), and in connection with the RWC Stock Purchase, Butler agreed to cause RWC to pay Warrantech the RWC Funds, totaling approximately $14,000,000, to be applied to obligations of RWC and Butler to Warrantech.

2. Absolute, Unconditional, Unlimited and Continuing Guaranty of Payment and Performance (the "RWC Guarantee") by RWC in favor of Warrantech executed November 11, 2004 and dated as of January 16, 2004.

     As part of the Warrantech/Butler Amendment, RWC guaranteed all or substantially all debts, obligations and liabilities of Butler to Warrantech.

3. Security Agreement executed November 11, 2004 and dated as of January 16, 2004 executed by RWC and Warrantech.

     As security for the RWC Guarantee and all debts, obligations and liabilities of RWC or Butler to Warrantech, RWC granted Warrantech a security interest in certain of its assets.

4. Indemnity Agreement, executed November 11, 2004 made as of June 14, 2004 among Warrantech, Butler, RWC, SPG Financial Corp. ("SPG"), Harris Miller, Karen Parker and Paula Graff.

     Pursuant to this Indemnity Agreement, and in connection with the transfer of the RWC Funds to Warrantech, Warrantech agreed, subject to certain exclusions and limitations, to indemnify Butler, RWC, SPG, the current members and officers of Butler, RWC and SPG, Harris Miller, Karen Parker and Paula Graff, who are members and officers of those companies, as applicable (the "Indemnitees"), against costs and damages they incur in the defense, or settlement of claims asserted against the Indemnitees arising out of the claims made under certain service contracts and warranties previously covered by Reliance and RWC or arising out of Warrantech's wrongful use of the RWC Funds.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          WARRANTECH CORPORATION

Date: November 17, 2004
                                          By: /s/ RICHARD F. GAVINO
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                                              Name: Richard F. Gavino
                                              Title: Chief Financial Officer and
                                                     Executive Vice President

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